Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Millions	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Condensed Consolidated Balance Sheets
Allowance for doubtful accounts	$ 25.4	$ 28.7	$ 21.5
Preferred stock, par value (usd per share)	$ 0.0001	$ 0.0001
Preferred stock, shares authorized	200,000,000	0
Preferred stock, shares outstanding	0	0